UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2011

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, California, 92671

(Address of principal executive offices, Zip code)

(949) 926-5000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In a press release issued on November 4, 2011, Broadcom Corporation announced that it intends to offer, subject to market and other conditions, $500 million of senior notes under an effective shelf registration statement on Form S-3, as amended, on file with the Securities and Exchange Commission. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On November 2, 2011, PricewaterhouseCoopers LLP consented to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-157088) of Broadcom Corporation of its report dated February 16, 2011 relating to the financial statements of NetLogic Microsystems, Inc., financial statement schedule and the effectiveness of internal control over financial reporting, which appears in NetLogic Microsystems, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010. A copy of the consent is attached as Exhibit 23.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated November 4, 2011 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 4, 2011

BROADCOM CORPORATION,
a California corporation

By:	/s/ Eric K. Brandt
Eric K. Brandt
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press release dated November 4, 2011 of the Registrant.